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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 1
                              TO CURRENT REPORT ON
                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported):NOVEMBER 26, 2001



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



               DELAWARE                              1-3473                          95-0862768
     (State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
           of incorporation)


                        300 CONCORD PLAZA DRIVE                                      78216-6999
                          SAN ANTONIO, TEXAS                                         (Zip Code)
               (Address of principal executive offices)



       Registrant's telephone number, including area code: (210) 828-8484

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The undersigned hereby amends and restates Exhibit 3 of Exhibit 99.1 contained in Item 7(c) of its Current Report on Form 8-K filed on November 26, 2001, in its entirety to read as set forth in Exhibit 99.1 attached hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1     Website Data - Exhibit 3 as amended.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 3, 2001


                                     TESORO PETROLEUM CORPORATION




                                     By:       /s/ Gregory A. Wright
                                        ---------------------------------------
                                                   Gregory A. Wright
                                                 Senior Vice President
                                              and Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT NUMBER              DESCRIPTION
     99.1           Website Data - Exhibit 3 as amended.


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